Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of November 14, 2018 (this “First Amendment”) to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of June 5, 2018 (as amended, restated, amended and restated, refinanced, replaced, supplemented, modified or otherwise changed from time to time, the “Loan Agreement”), by and among Motorcar Parts of America, Inc., a corporation organized under the laws of the State of New York (“MPA”, and together with each Person organized under the laws of a State of the United States joined thereto as a borrower from time to time, collectively, the “US Borrowers”, and each, a “US Borrower”), D & V Electronics Ltd., a corporation amalgamated and existing under the laws of the Province of British Columbia (“D&V” and together with each Person organized under the laws of Canada joined thereto as a borrower from time to time, collectively, the “Canadian Borrowers”, and each, a “Canadian Borrower”; the Canadian Borrowers and the US Borrowers are referred to therein each as a “Borrower” and collectively as “Borrowers”), each Person joined thereto as a guarantor from time to time, the financial institutions which are now or which thereafter become a party thereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, Borrowers, Agent and the Required Lenders wish to amend certain terms and provisions of the Loan Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.            Defined Terms.    Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

2.            Amendments.

(a)           New Definitions.  The following new definitions are hereby added to the Loan Agreement in appropriate alphabetical order:

“First Amendment” means that certain Fist Amendment to Amended and Restated Loan Agreement, dated as of November 14, 2018, by and among Borrowers, Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which the conditions precedent to the effectiveness of the First Amendment are fulfilled or waived.

“Revised or Restated Monthly Financial Statements” shall have the meaning set forth in Section 9.9 hereof.

“Revised or Restated Quarterly Financial Statements” shall have the meaning set forth in Section 9.8 hereof.

(b)        Section 9.8 of the Loan Agreement is hereby amended by inserting the following sentence immediately following the last sentence of Section 9.8:

“Notwithstanding the forgoing, with respect to the deliverables under this Section 9.8 for the quarter ended on September 30, 2018 and the related Compliance Certificate, the Company shall furnish Agent and Lenders such deliverables on or before January 14, 2019 or promptly after the same are available (“Revised or Restated Quarterly Financial Statements”); provided, that, the Company shall continue to  furnish Agent and Lenders with internally prepared deliverables under this Section 9.8 as required without giving effect to this sentence and without giving effect to any accounting adjustments which will be reflected in the Revised or Restated Quarterly Financial Statements until the Revised or Restated Quarterly Financial Statements are delivered to Agent and Lenders.”

(c)        Section 9.9 of the Loan Agreement is hereby amended by inserting the following sentence immediately following the last sentence of Section 9.9:

“Notwithstanding the forgoing, with respect to the deliverables under this Section 9.9 for the month ended on October 31, 2018 and the month ending on November 30, 2018, the Company shall furnish Agent and Lenders such deliverables on or before January 14, 2019 or promptly after the same are available (“Revised or Restated Monthly Financial Statements”); provided, that, the Company shall continue to furnish Agent and Lenders with internally prepared deliverables under this Section 9.9 as required without giving effect to this sentence and without giving effect to any accounting adjustments which will be reflected in the Revised or Restated Monthly Financial Statements until the Revised or Restated Monthly Financial Statements are delivered to Agent and Lenders.”

3.           Conditions to Effectiveness.  The effectiveness of this First Amendment is subject to the fulfillment of each of the following conditions precedent (the date such conditions are fulfilled or are waived by Agent is hereinafter referred to as the “First Amendment Effective Date”):

(a)          Representations and Warranties; No Event of Default.  The following statements shall be true and correct: (i) the representations and warranties contained in this First Amendment, ARTICLE V of the Loan Agreement and in each other Loan Document, certificate, or other writing delivered to Agent or any Lender pursuant hereto or thereto on or prior to the First Amendment Effective Date are true and correct in all material respects (and in all respects if such representation and warranty is already qualified by materiality or by reference to a Material Adverse Effect) on and as of the First Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (and in all respects if such representation and warranty is already qualified by materiality or by reference to a Material Adverse Effect) on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from this First Amendment becoming effective in accordance with its terms.

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(b)          Execution of Amendment.  Agent and the Required Lenders shall have executed this First Amendment and shall have received a counterpart to this First Amendment, duly executed by each Loan Party.

(c)          Payment of Fees, Etc.  Borrowers shall have paid, on or before the First Amendment Effective Date, all fees and invoiced costs and expenses then payable by Borrowers pursuant to the Loan Documents, including, without limitation, Section 16.9 of the Loan Agreement.  All fees under this Section 3(c) shall be fully earned and payable as of the First Amendment Effective Date, and may be charged by Agent to the US Borrowers’ Account.

4.            Representations and Warranties.  Each Loan Party represents and warrants as follows:

(a)         Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this First Amendment, and to consummate the transactions contemplated hereby and by the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.

(b)          Authorization, Etc.  The execution, delivery and performance by each Loan Party of this First Amendment, and the performance of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Organizational Documents or any Applicable Law in any material respect or any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(c)         Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Body is required in connection with the due execution, delivery and performance of this First Amendment by the Loan Parties, and the performance of the Loan Agreement, as amended hereby.

(d)         Enforceability of this First Amendment.  This First Amendment and the Loan Agreement, as amended hereby, when delivered hereunder, will be a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

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(e)        Representations and Warranties; No Event of Default.  The statements in Section 3(a) of this First Amendment are true and correct.

5.          Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Loan Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof.  Notwithstanding the foregoing, Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of Agent and the Lenders’ rights, interests, security and/or remedies under the Loan Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this First Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the First Amendment Effective Date directly arising out of, connected with or related to this First Amendment, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

6.            No Novation; Reaffirmation and Confirmation.

(a)          This First Amendment does not extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this First Amendment shall be construed as a release or other discharge of Borrowers under the Loan Agreement, or the other Loan Documents, as amended hereby, from any of its obligations and liabilities as “Borrowers” thereunder.

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(b)         Borrowers hereby (i) acknowledge and reaffirm its obligations as set forth in each Loan Document, as amended hereby, (ii) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it set forth in each Loan Document, as amended hereby, which remain in full force and effect, and (iii) confirm, ratify and reaffirm that the security interest granted to Agent, for the benefit of Agent and the Lenders, pursuant to the Loan Documents, as amended hereby, in all of its right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Agent, for the benefit of Agent and the Lenders, with the same force, effect and priority in effect both immediately prior to and after entering into this First Amendment.

7.            Miscellaneous.

(a)         Continued Effectiveness of the Loan Agreement and the Other Loan Documents.  Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this First Amendment and (ii) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this First Amendment.  To the extent that the Loan Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment shall not operate as an amendment of any right, power or remedy of Agent and the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b)          Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this First Amendment by fax or electronic mail shall be equally as effective as delivery of an original executed counterpart of this First Amendment. Original signature pages shall promptly be provided to Agent.

(c)         Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

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(d)         Costs and Expenses.  Borrowers agree to pay on demand all fees, costs and expenses of Agent and the Lenders in connection with the preparation, execution and delivery of this First Amendment.

(e)          First Amendment as Other Document.  Each Loan Party hereby acknowledges and agrees that this First Amendment constitutes an “Other Document” under the Loan Agreement.  Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this First Amendment, which representation or warranty is (A) subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any respect when made or deemed made, or (B) not subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any material respect when made or deemed made or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this First Amendment (subject to any applicable notice or grace periods under the Loan Agreement).

(f)         Severability.  Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g)         Governing Law.  This First Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

(h)         Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS FIRST AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

US BORROWER:

MOTORCAR PARTS OF AMERICA, INC.

By: /s/ Selwyn Joffe
Name: Selwyn Joffe
Title: Chairman, President and Chief Executive Officer

Signature Page to First Amendment to A&R Loan Agreement

CANADIAN BORROWER:

D & V ELECTRONICS LTD.

By: /s/ Selwyn Joffe
Name: Selwyn Joffe
Title: Chairman, President and Chief Executive Officer

Signature Page to First Amendment to A&R Loan Agreement

AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Albert Sarkis
Name: Albert Sarkis
Title: Senior Vice President

Signature Page to First Amendment to A&R Loan Agreement

LENDERS:

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/ Michael D. Gullo
Name: Michael D. Gullo
Title: First Vice President

By: /s/ Barry Solomon
Name: Barry Solomon
Title: First Vice President

Signature Page to First Amendment to A&R Loan Agreement

WEBSTER BUSINESS CREDIT CORPORATION

By: /s/ Harvey Winter
Name: Harvey Winter
Title: Senior Vice President

Signature Page to First Amendment to A&R Loan Agreement

BANK HAPOALIM B.M.

By: /s/ Lenroy Hackett
Name: Lenroy Hackett
Title: Senior Vice President

By: /s/ Marline Alexander
Name: Marline Alexander
Title: First Vice President

Signature Page to First Amendment to A&R Loan Agreement

CATHAY BANK

By: /s/ Albert D. Perez
Name: Albert D. Perez
Title: First Vice President

Signature Page to First Amendment to A&R Loan Agreement